American Century Investments®
Quarterly Portfolio Holdings
Select Fund
July 31, 2020

Select - Schedule of Investments
JULY 31, 2020 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 99.2%
Aerospace and Defense — 0.8%
Mercury Systems, Inc.(1)	388,800	30,104,784
Auto Components — 0.7%
Aptiv plc	327,600	25,470,900
Beverages — 1.7%
Constellation Brands, Inc., Class A	173,800	30,971,160
Diageo plc	935,400	34,276,905
		65,248,065
Biotechnology — 3.6%
Biogen, Inc.(1)	193,100	53,042,639
Regeneron Pharmaceuticals, Inc.(1)	108,500	68,579,595
Vertex Pharmaceuticals, Inc.(1)	70,500	19,176,000
		140,798,234
Capital Markets — 2.0%
Cboe Global Markets, Inc.	288,900	25,336,530
Moody's Corp.	62,500	17,581,250
MSCI, Inc.	92,000	34,590,160
		77,507,940
Chemicals — 0.6%
Sherwin-Williams Co. (The)	37,500	24,297,000
Containers and Packaging — 0.9%
Ball Corp.	470,600	34,650,278
Entertainment — 2.1%
Electronic Arts, Inc.(1)	394,300	55,840,766
Walt Disney Co. (The)	238,300	27,866,802
		83,707,568
Equity Real Estate Investment Trusts (REITs) — 3.0%
American Tower Corp.	208,600	54,525,954
Equinix, Inc.	78,600	61,738,728
		116,264,682
Food and Staples Retailing — 1.1%
Costco Wholesale Corp.	130,200	42,384,006
Health Care Equipment and Supplies — 3.2%
Boston Scientific Corp.(1)	365,700	14,105,049
Danaher Corp.	195,000	39,741,000
Penumbra, Inc.(1)	129,300	28,692,963
Stryker Corp.	212,800	41,134,240
		123,673,252
Health Care Providers and Services — 3.9%
UnitedHealth Group, Inc.	497,600	150,663,328
Industrial Conglomerates — 0.8%
Roper Technologies, Inc.	72,300	31,266,135
Interactive Media and Services — 12.6%
Alphabet, Inc., Class A(1)	90,600	134,808,270
Alphabet, Inc., Class C(1)	129,100	191,450,136
Facebook, Inc., Class A(1)	647,600	164,276,692
		490,535,098
Internet and Direct Marketing Retail — 8.6%
Amazon.com, Inc.(1)	106,300	336,405,484

IT Services — 12.3%
MasterCard, Inc., Class A	674,500	208,103,485
PayPal Holdings, Inc.(1)	926,300	181,619,641
Visa, Inc., Class A	459,900	87,564,960
		477,288,086
Machinery — 0.5%
FANUC Corp.	119,900	20,147,819
Personal Products — 0.7%
Estee Lauder Cos., Inc. (The), Class A	143,500	28,346,990
Pharmaceuticals — 1.7%
Bristol-Myers Squibb Co.	1,109,200	65,065,672
Professional Services — 3.5%
IHS Markit Ltd.	941,200	75,983,076
Verisk Analytics, Inc.	312,100	58,896,391
		134,879,467
Road and Rail — 0.4%
Canadian Pacific Railway Ltd.	56,800	15,620,901
Semiconductors and Semiconductor Equipment — 4.2%
Analog Devices, Inc.	448,700	51,533,195
KLA Corp.	49,800	9,951,534
Maxim Integrated Products, Inc.	812,300	55,309,507
Texas Instruments, Inc.	358,100	45,675,655
		162,469,891
Software — 12.5%
Adobe, Inc.(1)	27,300	12,129,936
Atlassian Corp. plc, Class A(1)	367,400	64,901,210
Microsoft Corp.	1,181,100	242,137,311
Proofpoint, Inc.(1)	249,500	28,859,665
salesforce.com, Inc.(1)	498,600	97,152,210
Zendesk, Inc.(1)	461,100	42,029,265
		487,209,597
Specialty Retail — 3.7%
Home Depot, Inc. (The)	167,300	44,416,477
Lowe's Cos., Inc.	212,900	31,702,939
TJX Cos., Inc. (The)	1,281,600	66,630,384
		142,749,800
Technology Hardware, Storage and Peripherals — 12.4%
Apple, Inc.	1,139,500	484,333,080
Textiles, Apparel and Luxury Goods — 1.7%
NIKE, Inc., Class B	676,300	66,013,643
TOTAL COMMON STOCKS (Cost $1,422,721,374)		3,857,101,700
CONVERTIBLE BONDS — 0.7%
IT Services — 0.3%
Square, Inc., 0.50%, 5/15/23	5,601,000	10,007,349
Software — 0.4%
PagerDuty, Inc., 1.25%, 7/1/25(2)	14,869,000	15,547,040
TOTAL CONVERTIBLE BONDS (Cost $19,921,120)		25,554,389
RIGHTS†
Pharmaceuticals†
Bristol-Myers Squibb Co.(1) (Cost $832,404)	390,800	1,406,880

TEMPORARY CASH INVESTMENTS — 0.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.50% - 2.125%, 9/15/22 - 12/31/22, valued at $1,948,086), in a joint trading account at 0.04%, dated 7/31/20, due 8/3/20 (Delivery value $1,910,239)		1,910,233
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.75%, 2/15/37, valued at $3,116,136), at 0.05%, dated 7/31/20, due 8/3/20 (Delivery value $3,055,013)		3,055,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	4,200	4,200
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,969,433)		4,969,433
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,448,444,331)		3,889,032,402
OTHER ASSETS AND LIABILITIES†		(331,222)
TOTAL NET ASSETS — 100.0%		$3,888,701,180

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	583,677	USD	428,147	Morgan Stanley	9/30/20	$7,671
USD	371,745	CAD	504,554	Morgan Stanley	9/30/20	(4,994)
USD	379,355	CAD	513,302	Morgan Stanley	9/30/20	(3,915)
USD	10,213,616	CAD	13,888,168	Morgan Stanley	9/30/20	(156,356)
USD	313,002	CAD	425,432	Morgan Stanley	9/30/20	(4,658)
						$(162,252)

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
USD	-	United States Dollar
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $15,547,040, which represented 0.4% of total net assets.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS
1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.
Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded options contracts are valued at a mean as provided by independent pricing services. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Common Stocks	3,787,056,075	70,045,625	—
Convertible Bonds	—	25,554,389	—
Rights	1,406,880	—	—
Temporary Cash Investments	4,200	4,965,233	—
	3,788,467,155	100,565,247	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	7,671	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	169,923	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.